Exhibit 99.1

14-2581-cv

In re Magnum Hunter Res. Corp. Sec. Litig.

UNITED STATES COURT OF APPEALS
FOR THE SECOND CIRCUIT

SUMMARY ORDER

RULINGS BY SUMMARY ORDER DO NOT HAVE PRECEDENTIAL EFFECT. CITATION TO A SUMMARY ORDER FILED ON OR AFTER JANUARY 1, 2007, IS PERMITTED AND IS GOVERNED BY FEDERAL RULE OF APPELLATE PROCEDURE 32.1 AND THIS COURT’S LOCAL RULE 32.1.1. WHEN CITING A SUMMARY ORDER IN A DOCUMENT FILED WITH THIS COURT, A PARTY MUST CITE EITHER THE FEDERAL APPENDIX OR AN ELECTRONIC DATABASE (WITH THE NOTATION “SUMMARY ORDER”). A PARTY CITING A SUMMARY ORDER MUST SERVE A COPY OF IT ON ANY PARTY NOT REPRESENTED BY COUNSEL.

At a stated term of the United States Court of Appeals for the Second Circuit, held at the Thurgood Marshall United States Courthouse, 40 Foley Square, in the City of New York, on the 23rd day of June, two thousand fifteen.

PRESENT:	RALPH K. WINTER,
PIERRE N. LEVAL,
REENA RAGGI,

Circuit Judges.

IN RE MAGNUM HUNTER RESOURCES CORPORATION SECURITIES LITIGATION

EDWARD PAIGE,

Plaintiff-Appellant,

DELAWARE COUNTY EMPLOYEES RETIREMENT FUND, MARY PAPPAS, THE ILNAF TRUST, MIKE GRETSCHEL, MARK HINNAU, DAVID MACATTE, Individually and on behalf of all others similarly situated, ANTHONY ROSIAN, Individually and on behalf of all others similarly situated, SHAUN FOSTER, Individually and on behalf of all others similarly situated, TEDDY ATCHLEY, Individually and on behalf of all others similarly situated,

Plaintiffs,

v.	No. 14-2581-cv

MAGNUM HUNTER RESOURCES CORPORATION, GARY C. EVANS, RONALD D. ORMAND, FRED J. SMITH, JR., H.C. “KIP” FERGUSON, III, J. RALEIGH BAILES, SR., VICTOR G. CARILLO, BRAD BYNUM, STEPHEN C. HURLEY, JOE L. MCCLAUGHERTY, STEVEN A. PFEIFER, JEFF SWANSON, CREDIT SUISSE SECURITIES (USA) LLC, CITIGROUP GLOBAL MARKETS INC., DAVID S. KRUEGER, JAMES W. DENNY, III,

Defendants-Appellees.*

APPEARING FOR APPELLANT:

STEVEN J. TOLL (Daniel S. Sommers, S. Douglas Bunch, Genevieve O. Fontan, Cohen Milstein, Sellers & Toll PLLC; Kimberly Donaldson Smith, Catherine Pratsinakis, Chimicles & Tikellis LLP, Haverford, Pennsylvania; Peter Safirstein, Elizabeth Metcalf, Morgan & Morgan, P.C., New York, New York; Jonathan Gardner, Angelina Nguyen, Labaton Sucharow LLP, New York, New York, on the brief) Cohen Milstein Sellers & Toll PLLC, New York, New York.

APPEARING FOR APPELLEES:	GERARD G. PECHT (Peter A. Stokes, Fulbright & Jaworski, Houston, Texas; Adam S. Hakki, Shearman & Sterling LLP, New York, New York, on the brief), Fulbright & Jaworski LLP, Houston, Texas.

Appeal from a judgment of the United States District Court for the Southern District of New York (Katherine B. Forrest, Judge).

UPON DUE CONSIDERATION, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that the judgment entered on June 24, 2014, is AFFIRMED.

Lead Plaintiff Edward Paige on behalf of himself and a putative class of investors who acquired Magnum Hunter Resource Corporation (“Magnum Hunter”) securities

* The Clerk of Court is directed to amend the official caption as shown above.

between January 17, 2012, and April 22, 2013 (“plaintiffs”), appeal from the dismissal of their amended complaint for failure to state securities fraud claims against (1) current and former Magnum Hunter executives in violation of §§ 10(b) and 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”), see 15 U.S.C. §§ 78j(b), 78t(a), and Securities and Exchange Commission (“SEC”) Rule 10b-5, see 17 C.F.R. § 240.10b-5; (2) those same executives as well as Magnum Hunter’s outside board members and underwriters in violation of § 11 of the Securities Act of 1933 (“Securities Act”), see 15 U.S.C. § 77k; and (3) Magnum Hunter’s underwriters in violation of § 12 of the Securities Act, see 15 U.S.C. § 77l(a)(2). (1) We review a Rule 12(b)(6) dismissal de novo, accepting all factual allegations in the complaint as true, and drawing all reasonable inferences in plaintiffs’ favor. See ATSI Commc’ns, Inc. v. Shaar Fund, Ltd., 493 F.3d 87, 98 (2d Cir. 2007). We assume the parties’ familiarity with the facts and the record of prior proceedings, which we reference only as necessary to explain our decision to affirm.

1.             Exchange Act Claims Fail To Allege Facts Admitting a Strong Inference of Scienter

To survive dismissal, securities fraud complaints must satisfy the heightened pleading standard of Fed. R. Civ. P. 9(b), which requires that the circumstances

(1) Specifically, plaintiffs assert Exchange Act claims against the following defendants: Gary C. Evans, Magnum Hunter’s Chairman and Chief Executive Officer; Ronald Ormand, Magnum Hunter’s former Chief Financial Officer; David S. Krueger and Fred J. Smith, Jr., Magnum Hunter’s former and current Chief Accounting Officers, respectively; and H.C. “Kip” Ferguson, Magnum Hunter’s Vice President of Exploration. They assert their § 11 claims against defendants Evans, Ormand, and Krueger; Magnum Hunter’s outside board members J. Raleigh Bailes, Sr., Victor G. Carillo, Brad Bynum, Stephen C. Hurley, Joe L. McClaugherty, Steven A. Pfeifer, and Jeff Swanson; and underwriters Credit Suisse Securities (USA) LLC, and Citigroup Global Markets Inc. (“Underwriter Defendants”). Section 12 claims are asserted only against the Underwriter Defendants.

constituting fraud be “state[d] with particularity,” and the Private Securities Litigation Reform Act (“PSLRA”), see 15 U.S.C. § 78u-4(b), which requires that scienter, i.e., a defendant’s “intention to deceive, manipulate, or defraud,” also be pleaded with particularity, Tellabs, Inc. v. Makor Issues & Rights, Ltd., 551 U.S. 308, 313 (2007) (internal quotation marks omitted). To satisfy the PSLRA, a complaint must, “‘with respect to each act or omission alleged to [constitute securities fraud], state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind.’” ATSI Commc’ns, Inc. v. Shaar Fund, Ltd., 493 F.3d at 99 (quoting 15 U.S.C. § 78u-4(b)(2)). That strong inference must be “cogent and at least as compelling as any opposing inference one could draw from the facts alleged.” Tellabs, Inc. v. Makor Issues & Rights, Ltd., 551 U.S. at 324. In deciding if this burden has been carried, we consider “all of the facts alleged, taken collectively,” not individual allegations in isolation. Id. at 323. Scienter may be satisfied by alleging facts “(1) showing that the defendants had both motive and opportunity to commit the fraud or (2) constituting strong circumstantial evidence of conscious misbehavior or recklessness.” ATSI Commc’ns, Inc. v. Shaar Fund, Ltd., 493 F.3d at 99.

On appeal, plaintiffs do not argue that any defendant had the “motive and opportunity” to commit fraud sufficient to support scienter.(2) Id. Rather, they argue that

(2) In their amended complaint, plaintiffs purported to allege that defendants Evans and Krueger had the motive and opportunity to commit fraud because those defendants sold shares of Magnum Hunter stock during the class period. Insofar as these allegations are not abandoned, see United States v. Joyner, 313 F.3d 40, 44 (2d Cir. 2002) (deeming argument not raised in appellate brief abandoned), we agree with the district court that such stock sales are insufficient by themselves to demonstrate motive and opportunity to commit fraud. See Acito v. IMCERA Grp., Inc., 47 F.3d 47, 54 (2d Cir. 1995) (holding that selling stock, by itself, insufficient to plead scienter, absent allegations that “stock sales were ‘unusual’”); accord Rothman v. Gregor, 220 F.3d 81, 94 (2d Cir. 2000).

the alleged facts give rise to a strong inference of defendants’ “conscious misbehavior or recklessness.” Id. Where, as here, “motive is not apparent, it is still possible to plead scienter by identifying circumstances indicating conscious behavior by the defendant, though the strength of the circumstantial allegations must be correspondingly greater.” Kalnit v. Eichler, 264 F.3d 131, 142 (2d Cir. 2001). Like the district court, however, we conclude that plaintiffs have failed in this regard.

Under plaintiffs’ theory, defendants represented in their public statements that Magnum Hunter had evaluated its internal controls and procedures and signed off that they were effective, despite knowingly or recklessly disregarding that the internal controls were ineffective, which caused Magnum Hunter to restate its financials and eventually reveal that there were greater accounting weaknesses than had previously been reported. Plaintiffs’ allegations, however, fail to support such an inference. Rather, as the district court held, they support only that “defendants were in a constant game of ‘Catch up’—acknowledging the company’s material weaknesses and disclosing their continued efforts to resolve them, only to learn of yet more.” In re Magnum Hunter Res. Corp. Sec. Litig., 26 F. Supp. 3d 278, 297 (S.D.N.Y. 2014).

Plaintiffs’ allegations regarding the February and May 2012 publication of inaccurate financial results leading to the November 2012 financial restatement do not themselves give rise to a plausible inference of scienter. See Stevelman v. Alias Research,

Inc., 174 F.3d 79, 84 (2d Cir.1999) (rejecting argument that company’s subsequent revelation of accounting change and retroactive announcement of lowered earnings was probative of conscious misbehavior or recklessness). Nor do Magnum Hunter’s statements related to internal controls weaknesses support such an inference, even when compared to earlier statements that the company was implementing remedial measures. See, e.g., ECA, Local 134 IBEW Joint Pension Trust of Chicago v. JP Morgan Chase Co., 553 F.3d 187, 200 (2d Cir. 2009) (“[A]llegations of GAAP violations or accounting irregularities, standing alone, are insufficient to state a securities fraud claim” in absence of “evidence of corresponding fraudulent intent.” (internal quotation marks omitted)); Novak v. Kasaks, 216 F.3d 300, 309 (2d Cir. 2000) (stating that failure to identify problems with internal controls and accounting practices does not manifest recklessness sufficient for § 10(b) liability).

The amended complaint alleges only that Magnum Hunter repeatedly disclosed ongoing control weaknesses in late-2012 through mid-2013 while continuing to warn of possible additional problems. Plaintiffs argue that the initial disclosures did not identify every known control weakness, but that, too, is insufficient to support a plausible inference of scienter. See, e.g., Acito v. IMCERA Grp., Inc., 47 F.3d 47, 53 (2d Cir. 1995) (“Mere allegations that statements in one report should have been made in earlier reports do not make out a claim of securities fraud.”). In any event, plaintiffs’ own allegations belie their contention, as the November 2012 disclosure showed Magnum Hunter identifying material weaknesses in its quarterly financial reporting, as well as in its share-based compensation, and disclosing a “[l]ack of sufficient, qualified personnel to design and manage an effective control environment.” Am. Compl. ¶ 105.

Plaintiffs nevertheless argue that when these disclosure allegations are combined with the alleged assertions of “confidential witnesses” who used to work at Magnum Hunter, a strong inference of recklessness can be drawn. These witnesses indicate, inter alia, that corporate controller Smith was inexperienced and overwhelmed by his responsibilities, and that defendant Krueger, the former chief accounting officer, lacked the desire or skills to train accounting staff on appropriate internal controls. Contrary to plaintiffs’ contention, however, these confidential witness assertions suggest, at most, that Magnum Hunter had inadequate internal controls; they do not imply that any defendant made specific disclosures with fraudulent scienter. See ATSI Commc’ns, Inc. v. Shaar Fund, Ltd., 493 F.3d at 99. Instead, documents referenced in the complaint indicate that defendants disclosed repeatedly, in November 2012 and into 2013, that Magnum Hunter had material accounting weaknesses in its audit staffing and financial reporting.

A confidential witness statement regarding “changed” production numbers is also insufficient to plead scienter with the required particularity. The witness does not identify any specific numbers that were changed, nor does she tie the changed numbers to a particular misstatement. Thus, this allegation is insufficiently particular to attribute the requisite scienter to any defendant. As for statements regarding the Eagle Ford disclosures, plaintiffs have not alleged that these expressions of corporate optimism—that the site had achieved “predictability” and was “clearly exceeding” the company’s previous projections—were false, let alone reckless. See Novak v. Kasaks, 216 F.3d at 309 (rejecting “fraud by hindsight”).

Accordingly, after examining “all of the facts alleged, taken collectively,” we conclude that no “reasonable person” would “deem the inference of scienter cogent and at least as compelling as any opposing inference one could draw from the facts alleged.” Tellabs, Inc. v. Makor Issues & Rights, Ltd., 551 U.S. at 314.(3)

2.             The Securities Act Claims Are Barred by the Statute of Limitations

Claims under the Securities Act must be “‘brought within one year after the discovery of the untrue statement or the omission, or after such discovery should have been made by the exercise of reasonable diligence.’” Police & Fire Ret. Sys. of City of Detroit v. IndyMac MBS, Inc., 721 F.3d 95, 107 (2d Cir. 2013) (quoting 15 U.S.C. § 77m). Plaintiffs argue that their claims are timely with the benefit of the “discovery rule,” under which “the limitations period does not begin to run until the plaintiff thereafter discovers or a reasonably diligent plaintiff would have discovered the facts constituting the violation.” Merck & Co. v. Reynolds, 559 U.S. 633, 653 (2010) (internal quotation marks omitted) (applying discovery rule to Exchange Act claims). We have never considered whether Merck abrogates this circuit’s existing “inquiry notice” rule in favor of the discovery rule in Securities Act claims, an issue that divides the district courts in this circuit. See, e.g., Pennsylvania Pub. Sch. Emps.’ Ret. Sys. v. Bank of Am. Corp., 874 F. Supp. 2d 341, 364 (S.D.N.Y. 2012) (surveying “conflicting law . . . on this point”). We need not

(3) Because plaintiffs have failed to state a § 10(b) claim, their § 20(a) claim must also fail. See ATSI Commc’ns, Inc. v. Shaar Fund, Ltd., 493 F.3d at 108.

conclusively decide this question here because, even if we were to resolve it in plaintiffs’ favor, we nevertheless conclude that the Securities Act claims are untimely because Magnum Hunter’s public disclosures on October 22, 2012, and November 14, 2012, would have led a reasonably diligent plaintiff to have discovered the facts underlying his claim. See Freidus v. Barclays Bank PLC, 734 F.3d 132, 139 (2d Cir. 2013).

Plaintiffs argue that it was only with the April 16, 2013 disclosure that they could understand the “pervasive” nature of the internal control weaknesses. Appellant’s Br. 50. The argument fails because we have never permitted the statute of limitations to be tolled until a company’s disclosures touch on every specific allegation that a plaintiff chooses to put in his complaint. That is especially so where, as here, earlier disclosures were sufficient to allow plaintiffs to discover the facts underlying the cause of action. See Freidus v. Barclays Bank PLC, 734 F.3d at 139; cf. Staehr v. Hartford Fin. Servs. Grp., 547 F.3d 406, 427 (2d Cir. 2008) (stating that, under inquiry notice doctrine, “investor does not have to have notice of the entire fraud being perpetrated”). Accordingly, because plaintiffs filed the operative complaint more than one year after Magnum Hunter disclosed information sufficient for plaintiffs to discover their claims, plaintiffs’ claims are untimely.

The “relation back” and “equitable tolling” doctrines warrant no different conclusion. Plaintiffs cannot benefit from the relation back doctrine because those plaintiffs who originally filed suit did not allege stock purchases traceable to any of Magnum Hunter’s offerings and, thus, lacked standing. See DeMaria v. Andersen, 318 F.3d 170, 178 (2d Cir. 2003) (stating that standing under § 11 of Securities Act is conferred only upon “purchasers who can trace their shares to an allegedly misleading registration statement”); Fed. R. Civ. P. 15(c)(1)(B) (relation back doctrine applies only where amended pleading “asserts a claim or defense that arose out of the conduct, transaction, or occurrence set out—or attempted to be set out—in the original pleading”). Delaware County Employees Retirement Fund (“DelCo”), the plaintiff with standing, was not an original plaintiff and, thus, cannot provide relationship back to the original complaint. See Police & Fire Ret. Sys. of City of Detroit v. IndyMac MBS, Inc., 721 F.3d at 112—13. Plaintiffs’ equitable tolling argument is similarly unavailing, as DelCo has long known about it claims. Indeed, in June 2013, it moved for appointment as lead counsel, although it never filed its own complaint. Under these circumstances, we conclude that plaintiffs have not demonstrated either the reasonable diligence or extraordinary obstacle to filing necessary for equitable tolling. See Pace v. DiGuglielmo, 544 U.S. 408, 418 (2005).

3.             Conclusion

We have considered plaintiffs’ remaining arguments and conclude that they are without merit. We therefore AFFIRM the judgment of the district court.

FOR THE COURT:
CATHERINE O’HAGAN WOLFE, Clerk of Court

/s/ Catherine O’Hagan Wolfe